UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 16, 2010
ALKERMES, INC.
(Exact Name of Registrant as Specified in its Charter)

PENNSYLVANIA	1-14131	23-2472830
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

852 Winter Street Waltham, Massachusetts (Address of principal executive offices)	02451-1420 (Zip Code)
Registrant’s telephone number, including area code:          (781) 609-6000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure
On September 16, 2010, Alkermes, Inc. (“Alkermes”) announced that the U.S. Food and Drug Administration (“FDA”) Psychopharmacologic Drugs Advisory Committee voted 12 to 1 that VIVITROL(R) (naltrexone for extended-release injectable suspension) should be approved for the treatment of opioid dependence.
A copy of the press release is attached hereto as Exhibit 99.1. This information, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1
Press release issued by Alkermes, dated September 16, 2010, announcing the FDA Psychopharmacologic Drugs Advisory Committee vote to approve VIVITROL(R) (naltrexone for extended-release injectable suspension) for the treatment of opioid dependence.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES, INC.
Date: September 17, 2010	By:	/s/ James M. Frates
James M. Frates
Senior Vice President, Chief Financial Officer and Treasurer

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